Exhibit 99.1

PRECISION OPTICS CORPORATION 550 King Street, Bldg. A, Suite 100 Littleton, MA 01460 978 / 630-1800

NEWS RELEASE	POC26-0012
FOR IMMEDIATE RELEASE	Monday, September 28, 2026

Precision Optics Reports Fourth Quarter and Fiscal Year 2026 Financial Results

Conference Call Scheduled for Today, September 28, 2026, at 5:00 p.m. ET

LITTLETON, MA, September 28, 2026. Precision Optics Corporation, Inc. (NASDAQ: POCI), a leading designer and manufacturer of advanced optical instruments for the medical and defense/aerospace industries, today announced financial results for its fourth quarter and fiscal year ended June 30, 2026.

Q4 2026 Financial Highlights (3 Months Ended June 30, 2026)

•	Revenue was $8.8 million, a quarterly record, compared to $6.2 million in the same quarter of the previous fiscal year, representing growth of approximately 42%, and compared to $8.7 million in the most recent sequential quarter.
•	Production revenue was $8.0 million, a quarterly record, compared to $5.1 million in the same quarter of the previous fiscal year, representing growth of approximately 57%, and compared to $7.6 million in the most recent sequential quarter.
•	Gross margin was 25.3% compared to 13.0% in the same quarter of the previous fiscal year and compared to 23.6% in the most recent sequential quarter.
•	Net loss for the quarter was $(0.1) million, compared to a net loss of $(1.4) million in the same quarter of the previous fiscal year and a net loss of $(0.1) million in the most recent sequential quarter.
•	Adjusted EBITDA was $0.4 million for the quarter compared to $(0.9) million in the same quarter of the previous fiscal year and $0.3 million in the most recent sequential quarter.

FY 2026 Financial Highlights (Year Ended June 30, 2026)

•	Revenue was $31.5 million, a fiscal year record, compared to $19.1 million in the previous fiscal year, representing growth of approximately 65%.
•	Production revenue doubled to $28.1 million compared to $14.2 million in the previous fiscal year.
•	Gross margin was 17.2% compared to 17.8% in the previous fiscal year.
•	Net loss for the fiscal year declined to $(3.6) million, or $(0.43) per share, from $(5.8) million, or $(0.85) per share, in the previous fiscal year.
•	Adjusted EBITDA was $(2.1) million for the fiscal year compared to $(3.7) million in the previous fiscal year, an improvement of approximately $1.6 million.
•	Cash and cash equivalents were $9.8 million at June 30, 2026, compared to $1.8 million at June 30, 2025.

1

Recent Additional Highlights

•	Achieved record quarterly revenue from the Company’s existing top-tier aerospace customer and continued strong production of its single-use cystoscopy surgery system.
•	Continued ramping production under the previously announced $3.5 million follow-on order for the single-use ophthalmic program.
•	Received a $1.3 million follow-on production order from a large defense company.
•	Recently announced an initial engineering order from a U.S. space technology company.
•	Continued strengthening the Company’s leadership team with the appointment of Peter Thier as Senior Vice President of Sales and Marketing.

FY 2027 Financial Guidance (Year Ending June 30, 2027)

•	The Company expects fiscal year 2027 revenue to be in the range of $30 million to $33 million, similar to fiscal year 2026. The outlook reflects a pause in demand from the Company’s existing satellite customer with growth in single-use medical device programs, renewed defense production, additional programs transitioning into production and new engineering engagements expecting to partly offset this reduction. The Company expects a stronger second half of the year as orders are expected to resume from the existing satellite customer.
•	The Company expects fiscal year 2027 Adjusted EBITDA to be in a range of $(1.2) million to $(1.7) million.

“Fiscal 2026 was a year of transformation for Precision Optics, and our fourth-quarter results demonstrate the progress we have made. We delivered record quarterly revenue, and a second consecutive quarter of positive Adjusted EBITDA, closing a year in which revenue grew 65%,” said Joe Forkey, CEO of Precision Optics. “Our fiscal 2027 revenue guidance is significantly impacted by the temporary pause in production with our existing satellite customer. As that customer resumes orders and we execute on growing existing and new customers, we anticipate returning to record quarterly revenue levels in the second half of the fiscal year. We believe there is a significant market opportunity, and we will continue to invest in capabilities, capacity and market penetration.”

“Rebuilding our product development pipeline is a priority led by our new SVP of Sales and Marketing. We received an initial engineering order from a second satellite customer. Although it is still early, we see the potential to build another meaningful, long-term production relationship.”

The following table summarizes the fourth quarter and fiscal year results for the periods ended June 30, 2026 and 2025. Fourth-quarter results are unaudited.

	Three Months Ended June 30 2026	Three Months Ended June 30 2025	Year Ended June 30 2026	Year Ended June 30 2025
Revenues	$8,774,474	$6,181,342	$31,531,765	$19,091,269
Cost of goods sold	6,550,806	5,382,155	26,100,545	15,686,836
Gross profit	2,223,668	799,187	5,431,220	3,404,433
Total operating expenses	2,330,228	2,155,229	8,939,828	8,955,724
Operating income (loss)	(106,560)	(1,356,042)	(3,508,608)	(5,551,291)
Interest income (expense), net	(971)	(44,577)	(116,325)	(227,019)
Income (loss) before income taxes	(107,531)	(1,400,619)	(3,624,933)	(5,778,310)
Income tax expense (benefit)	(3,744)	1,936	4,958	1,936
Net Loss	$(103,787)	$(1,402,555)	$(3,629,891)	$(5,780,246)
Earnings (loss) per share, basic	$(0.01)	$(0.18)	$(0.43)	$(0.85)
Earnings (loss) per share, diluted	$(0.01)	$(0.18)	$(0.43)	$(0.85)
Weighted average shares, basic	10,943,843	7,690,084	8,530,599	6,790,466
Weighted average shares, diluted	10,943,843	7,690,084	8,530,599	6,790,466

2

Conference Call Details

Date and Time: Monday, September 28, 2026, at 5:00 p.m. ET.

Call-in Information: Interested parties can access the conference call by dialing (844) 735-3662 or (412) 317-5705.

Live Webcast Information: Interested parties can access the conference call via a live webcast, which will be available at https://app.webinar.net/0E4e7l07PjV.

A teleconference replay of the call will be available for seven days at (855) 669-9658 or (412) 317-0088, replay access code 7128172. A webcast replay will be available at https://app.webinar.net/0E4e7l07PjV.

About Precision Optics Corporation

Founded in 1982, Precision Optics is a vertically integrated optics company focused on leveraging its proprietary micro-optics, multi-channel and ultra-high precision imaging and digital imaging technologies across the medical device, defense/aerospace and satellite communications markets. Through its Systems Manufacturing, Engineering, Ross Optical and Micro-Optics Lab operations, the Company provides services from new product concept and design through volume production. Its in-house optical, mechanical, electrical and systems engineering, prototyping, regulatory support, fabrication, assembly and manufacturing capabilities enable it to develop next-generation solutions for demanding customer requirements. In medical devices, Precision Optics supports minimally invasive and robotic surgery with micro-endoscopes, single-use and reusable endoscopes, digital imaging and related optical assemblies. In defense/aerospace and satellite communications, the Company applies its micro-optics and opto-mechanical expertise to applications requiring high quality and optimized size, weight and power. Ross Optical complements these capabilities through global sourcing, inspection and production of custom and catalog optics. For more information, please visit www.poci.com.

Non-GAAP Financial Measures

Precision Optics has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). The non-GAAP financial measure is Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization). In addition to these items, Adjusted EBITDA excludes from Net Income (Loss) the effect of stock-based compensation, interest expense and interest income, depreciation and amortization and income taxes.

This non-GAAP financial measure assists Precision Optics management in comparing its operating performance over time because certain items may obscure the underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete acquisition or restructuring plans that are fundamentally different from the ongoing productivity of the Company. Precision Optics management also believes that presenting this measure allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measure presented above to GAAP results has been provided in the financial tables included with this press release.

Precision Optics is unable to provide a reconciliation of forward-looking Adjusted EBITDA guidance to net income (loss), the most directly comparable GAAP financial measure, without unreasonable efforts because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including stock-based compensation expense, which may vary significantly based on stock price and other factors outside the Company’s control. The unavailable information could have a significant effect on the Company’s GAAP financial results.

3

About Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws including statements concerning our fiscal year 2027 revenue and Adjusted EBITDA guidance, our expectations regarding customer demand and order resumption, and our anticipated return to record revenue levels. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the demand for the Company's products, global supply chains and economic activity in general and other risks and uncertainties identified in the Company's filings with the SEC. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

4

PRECISION OPTICS CORPORATION, INC.

Balance Sheets at June 30, 2026 and 2025

	2026	2025
ASSETS
Current Assets:
Cash and cash equivalents	$9,841,142	$1,773,735
Accounts receivable, net of allowance for credit losses of $108,220 at June 30, 2026 and $80,192 at June 30, 2025	5,944,412	4,336,730
Inventories, net	3,829,414	3,562,112
Prepaid expenses	494,488	385,390
Total current assets	20,109,456	10,057,967

Fixed Assets:
Machinery and equipment	3,410,813	3,385,958
Leasehold improvements	1,226,171	871,356
Furniture and fixtures	645,046	538,428
	5,282,030	4,795,742
Less—Accumulated depreciation and amortization	4,394,317	4,261,950
Net fixed assets	887,713	533,792

Operating lease right-of-use asset	2,300,866	141,825
Patents, net	212,889	232,493
Goodwill	8,824,210	8,824,210
Total other assets	11,337,965	9,198,528
TOTAL ASSETS	$32,335,134	$19,790,287

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of capital lease obligation	$–	$27,368
Current maturities of long-term debt	577,898	577,898
Accounts payable	3,582,674	2,909,100
Customer advances	2,498,501	1,821,929
Accrued compensation and other	1,843,368	764,004
Operating lease liability	325,500	50,995
Total current liabilities	8,827,941	6,151,294

Long-term debt, net of current maturities	711,305	1,289,205
Operating lease liability, net of current portion	2,446,576	90,954
Total liabilities	11,985,822	7,531,453
Stockholders’ Equity:
Common stock, $0.01 par value: 50,000,000 shares authorized; issued and outstanding – 10,972,792 shares at June 30, 2026 and 7,714,701 shares at June 30, 2025	109,728	77,147
Additional paid-in capital	80,840,105	69,152,317
Accumulated deficit	(60,600,521)	(56,970,630)
Total stockholders’ equity	20,349,312	12,258,834

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$32,335,134	$19,790,287

5

PRECISION OPTICS CORPORATION, INC.

Statements of Operations

for the Years Ended June 30, 2026 and 2025

	2026	2025

Revenues	$31,531,765	$19,091,269
Cost of goods sold	26,100,545	15,686,836

Gross profit	5,431,220	3,404,433

Research and development expenses, net	1,033,156	1,157,963
Selling, general and administrative expenses	7,906,672	7,797,761
Total operating expenses	8,939,828	8,955,724

Operating loss	(3,508,608)	(5,551,291)

Other expense
Interest expense	(148,129)	(227,019)
Interest income	31,804	–

Loss before provision for income taxes	(3,624,933)	(5,778,310)

Provision for income taxes	4,958	1,936

Net loss	$(3,629,891)	$(5,780,246)

Loss per share:
Basic and fully diluted	$(0.43)	$(0.85)

Weighted average common shares outstanding:
Basic and fully diluted	8,530,599	6,790,466

6

PRECISION OPTICS CORPORATION, INC.

Statements of Stockholders’ Equity

for the Years Ended June 30, 2026 and 2025

	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity

Balance, June 30, 2024	6,073,939	$60,739	$61,197,433	$(51,190,384)	$10,067,788
Issuance of common stock in a registered direct offering	1,538,368	15,384	6,254,752	–	6,270,136
Proceeds from exercise of stock option	71,979	721	88,329	–	89,050
Issuance of common stock for consulting services and employees	30,415	303	151,395	–	151,698
Stock-based compensation	–	–	1,460,408	–	1,460,408
Net loss	–	–	–	(5,780,246)	(5,780,246)
Balance, June 30, 2025	7,714,701	$77,147	$69,152,317	$(56,970,630)	$12,258,834

Issuance of common stock in public offering	3,194,444	31,944	10,598,734	–	10,630,678
Proceeds from exercise of stock option	40,294	404	39,595	–	39,999
Issuance of common stock for employee services	23,353	233	100,267	–	100,500
Stock-based compensation	–	–	949,192	–	949,192
Net loss	–	–	–	(3,629,891)	(3,629,891)
Balance, June 30, 2026	10,972,792	$109,728	$80,840,105	$(60,600,521)	$20,349,312

7

PRECISION OPTICS CORPORATION, INC.

Statements of Cash Flows

For the Years Ended June 30, 2026 and 2025

	2026	2025
Cash Flows from Operating Activities:
Net loss	$(3,629,891)	$(5,780,246)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities-
Depreciation and amortization	279,277	212,439
Stock-based compensation expense	1,139,692	1,612,106
Non-cash legal expense	–	34,881
Non-cash interest expense	18,433	11,563
Non-cash operating lease expense	252,336	124
Loss on disposal of fixed assets	34,506	–
Changes in operating assets and liabilities:
Accounts receivable, net	(1,607,682)	(791,239)
Inventories	(267,302)	(694,012)
Prepaid expenses	(109,098)	(86,026)
Accounts payable	673,574	1,511,787
Contract liabilities	676,572	649,579
Accrued compensation and other	989,364	(76,658)
Net cash used in operating activities	(1,550,219)	(3,395,702)

Cash Flows from Investing Activities:
Additional patent costs	(5,564)	(6,264)
Proceeds from sale of fixed assets	3,000	–
Purchases of property and equipment	(426,786)	(227,209)
Net cash used in investing activities	(429,350)	(233,473)

Cash Flows from Financing Activities:
Payment of capital lease obligations	(27,368)	(41,114)
Principal payments of long-term debt	(596,333)	(280,440)
Payment of debt issuance costs	–	(40,000)
Repayments on line of credit	–	(1,000,000)
Gross proceeds from registered direct offerings of common stock	–	6,270,136
Proceeds from public offering of common stock, net	10,630,678	–
Gross proceeds from exercise of stock options	39,999	89,050
Net cash provided by financing activities	10,046,976	4,997,632

Net increase in cash and cash equivalents	8,067,407	1,368,457
Cash and cash equivalents, beginning of year	1,773,735	405,278

Cash and cash equivalents, end of year	$9,841,142	$1,773,735

Supplemental disclosure of cash flow information:
Cash paid during the year for income taxes	$2,600	$1,936
Cash paid during the year for interest	$129,696	$216,456
Leasehold improvements financed by landlord	$218,750	$–
Issuance of common stock for consulting and employee services	$100,500	$151,698
Stock based compensation for employee services included in accrued compensation and other	$90,000	$–
Operating right-of-use assets obtained in exchange for operating lease liabilities	$2,632,584	$133,650

8

PRECISION OPTICS CORPORATION, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

	Three Months Ended		Year Ended
	June 30		June 30
	2026	2025	2026	2025
Net Loss (GAAP)	$(103,787)	$(1,402,555)	$(3,629,891)	$(5,780,246)

Stock based compensation	397,193	439,873	1,139,692	1,612,106

Depreciation and amortization	64,329	59,226	279,277	212,439

Income Taxes	(3,744)	1,936	4,958	1,936

Interest Expense	32,775	44,577	148,129	227,019

Interest Income	(31,804)	–	(31,804)	–

Adjusted EBITDA (non-GAAP)	$354,962	$(856,943)	$(2,089,639)	$(3,726,746)

9